Exhibit 99.1

SORRENTO CBD BUSINESS APRIL 2019

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Disclaimer Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, may contain “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, those relating to CBD revenue opportunities, regulatory status of CBD, the Company’s upstream capabilities, concentration of CBD in the Company’s CBD formulations, expected cost of goods savings and the Company’s expected manufacturing processes for CBD . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10 - K, 10 - Q and 8 - K reports filed with the Securities and Exchange Commission (the “SEC”) . In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc . ZTlido ™ and G - MAB™ are trademarks owned by Scilex Pharmaceuticals, Inc . and Sorrento, respectively . Seprehvir®, is a registered trademark of Virttu Biologics Limited, a wholly - owned subsidiary of Sorento Therapeutics, Inc . All other trademarks are the property of their respective owners . 2

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Global CBD Medical Market ~$70+Billion Global CBD Consumer Market ~$115+Billion CBD Market 3 Source: BMO Research and Deloitte

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved US - CBD Infused Products ($ in mm) Current Market Size $208,900 Potential Low Share 1.6% Potential Base Share 5.0% Potential High Share 18.7% Base Case Opportunity $10,445 High Side Opportunity $38,990 262.2 358.4 512.7 813.2 1153 1546 1812 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2016 2017 2018e 2019e 2020e 2021e 2022e U.S. Total CBD Sales (in $ mm) CBD Sales Growth Source: Hemp Business Journal 4 Source: Piper Jaffray & Co

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved • Benefits of Water - Soluble Technologies • Water - soluble compounds travel through the body faster and more efficiently • Greater absorption into bloodstream compared to fat - soluble • Smaller concentrations needed for efficacy Water - Soluble Technologies 5

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Cannabinoids: Entering the Blood Stream 3 routes CBD enter s the blood stream: Inhalation High bioavailability (est. 30%) Harmful to Lungs Sub - lingual (under tongue) Medium bioavailability (est. 16%) Foul taste Oral – Gastrointestinal Tract Low bioavailability (est. 3 - 5%) Sugar filled, to mask taste 6

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Federal CBD Regulations • U.S. • 2018 Farm Bill • Hemp is cannabis with less than 0.3% THC • Hemp removed from Controlled Substance Act (CSA) and jurisdiction of Drug Enforcement Agency (DEA) • Hemp Considered an agricultural commodity • International • Canada: Legal as of October 17, 2018 • China: Illegal for consumption, limited licenses for production and exportation • UK: legal ( The UK government is taking steps which may classify CBD as medicine, which in turn may affect its legal status.) • Italy: Hemp product is legal Source: Caliberbio 7

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved State CBD Regulations • Recreational Use: Alaska, California, Colorado, Maine, Massachusetts, Nevada, Oregon, and Washington • Medicinal Use : All states besides Idaho, Kansas, Nebraska and South Dakota • Illegal Use : Idaho, Kansas, Nebraska and South Dakota 8

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Medicine Consumables Cultivation CBD Industry Landscape 9

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento CBD Unique Formulation Consumer Products Alcoholic Beverages Consumables Soft Drinks Secured supplies Other Suppliers Sorrento Business Model 10 Upstream Downstream Pharmaceuticals Pills Liquids

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Upstream (In Negotiation with Hemp Grower) 11 Land Warehouse Exterior Hemp Seeds Dried Hemp Leaves and Flowers Warehouse Interior

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 3,200 Potential Acres 400 tons of leaf & flowers 2 tons of CBD (to - be - purified) Potential for 100 tons of CBD per year Upstream 12 Our Exclusive Supplier in China Other Major Hemp Growers

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved SRNE Tilray Aurora Charlotte’s Web Acre 65 (in plantation) Potential 3,200 21 108 (by 2020) 300 Dried Harvest 400 tons (in inventory) 30 tons (currently) 500 tons (by 2020) 337.5 tons CBD 2 tons (to be purified) Upstream Capability Comparison 13

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Downstream Soft Drinks Water Beer Confectionary 14

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento CBD Formulation 15 EPIDIOLEX® Oral Solution (GW Pharmaceuticals) • Active: CBD • Inactive: Dehydrated alcohol, sesame oil, strawberry flavor and sucralose. Sorrento CBD solution • Active: CBD • Inactive: Proprietary formulation using FDA - approved GRAS materials, purified water

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento CBD Formulation – Aqueous Concentrate Sorrento CBD Concentrates • Active: CBD, up to 5% (50 mg/ml) in aqueous solution. • Ready to be used or diluted with water, PBS and other aqueous solutions. 5% CBD solution 50mg/mL 50 x dilution Mixing 0.1% CBD water - soluble solution 1 mg/mL 16

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento CBD Formulation Advantage 17 Clear Aqueous Solution All material listed in FDA Inactive GRAS Ingredients for Approved Drug Products database. Formulated in different concentrations (>5%) Formulated for better bioavailability Formulated into different nanoparticle sizes to achieve various release profiles (fast vs. slow) Potential lower cost of goods through use of GRAS material in energy efficient manufacturing process GMP Grade CBD originated from hemp plants

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Manufacturing Process CBD cultivated in China or other Parts of the World Water - soluble formulation in US/China Downstream Product Companies 18